UBS PACESM Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Supplement to the Statement of Additional Information ("SAI"), dated November 30, 2007, as revised on August 1, 2008

November 12, 2008

Dear Investor,

The purpose of this supplement is to update information regarding UBS PACE Small/Medium Co Value Equity Investments (the "fund").

Metropolitan West Capital Management, LLC ("MetWest Capital"), an investment advisor of the fund, is majority owned by Evergreen Investment Company, Inc. ("Evergreen"), a subsidiary of Wachovia Corporation ("Wachovia"). On October 3, 2008, Wells Fargo & Company ("Wells Fargo") and Wachovia announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia's banking and other businesses. The transaction is expected to be consummated prior to the end of 2008. In connection with this transaction, Wachovia has issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells Fargo. Due to its ownership of preferred shares, Wells Fargo may be deemed to control Evergreen.

As a result of this change, the SAI is revised as follows:

The fourth sentence of the first full paragraph on page 102 of the SAI is replaced with the following:

MetWest Capital is majority owned by Evergreen Investment Company, Inc., a subsidiary of Wachovia Corporation ("Wachovia"). On October 3, 2008, Wells Fargo & Company ("Wells Fargo") announced that it agreed to acquire Wachovia. The transaction is expected to be consummated prior to the end of 2008. Further, in connection with this transaction, Wachovia has issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells Fargo.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

S1133